UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 31, 2023

High Wire Networks, Inc.

(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-53461	81-5055489
(Commission File Number)	(IRS Employer Identification No.)

30 North Lincoln Street

Batavia, IL 60510

(Address of Principal Executive Offices)

(952) 974-4000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	HWNI	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Curt Smith as Chief Financial Officer

On May 31, 2023, the board of directors of High Wire Networks, Inc. (“High Wire,” “we,” “our,” or “us”) appointed Curt Smith as our chief financial officer following the retirement of Dan Sullivan.

Mr. Smith, 55, brings over 30 years of finance and operational experience to High Wire, during which time he has spent most of his time as a chief financial officer for Nasdaq-listed and privately held companies. He has been instrumental in leading IPOs, M&A transactions, and strategic growth initiatives. Most recently, from January 2022 to March 2023, he served as CFO of Job.com, a data-driven, AI-powered staffing and recruiting company, where he established corporate reporting platforms and managed the rollup of several acquisitions onto common systems. Prior to serving as CFO of Job.com, from March 2018 to January 2022, Mr. Smith was CFO of AYRO Inc. (Nasdaq: AYRO), a manufacturer of electric utility vehicles where he took the company public on the Nasdaq markets via reverse merger. Prior to AYRO, from November 2015 to February 2018, he was CFO of LAC Group, a private equity-backed company operating multiple lines of business including library and information managed services, spend management, media asset curation and storage, and federal government contracting. Mr. Smith has also served as a consulting CFO with NeoSystems, a full-service strategic outsourcer, IT systems integrator and IT managed services provider to the government contracting market, as a CFO consultant for StrataPoint Financial, a leading outsourced financial services provider and as CFO of AgileAssets, the leading global provider of integrated infrastructure asset management enterprise software and SaaS solutions for federal, state, local and foreign public transportation agencies and organizations. Mr. Smith holds a Bachelor of Business Administration in accounting from Texas A&M University.

In connection with his appointment as our Chief Financial Officer, Mr. Smith entered into an employment agreement, dated June 29, 2023 (the “Employment Agreement”). Under the Employment Agreement, he is entitled to an annual salary of $360,000, which may be increased periodically at the discretion of High Wire. Initially, such salary to consist of $265,000 in cash compensation and the difference to consist of options to purchase High Wire common stock, until such time as High Wire is listed on a National Exchange (as defined in the Employment Agreement) or acquired in a private of public company transaction, after which cash compensation shall be $360,000 per annum. Mr. Smith is also eligible to receive additional compensation in the form of a cash bonus based on High Wire’s achievement of certain performance targets as further described in the Employment Agreement, which is included herewith as Exhibit 10.1. Mr. Smith is also entitled to receive a one-time bonus of $75,000 upon completion of listing on a National Exchange, or if High Wire is acquired in a public or private transaction. Mr. Smith was also granted 4,011,000 options to purchase High Wire common stock at a price of $0.11.

The Employment Agreement provides that Mr. Smith is employed on an “at will” basis, such that his employment by High Wire may be terminated at any time, with or without notice, and with or without cause, at the option of High Wire or Mr. Smith. Upon a termination by High Wire without Cause or Mr. Smith’s resignation for Good Reason (as defined in the Employment Agreement), High Wire shall continue to pay Mr. Smith his then-current base salary for 18 months following such termination.

The Employment Agreement also includes customary provisions relating to confidentiality, non-competition and non-solicitation.

The foregoing summary of the Employment Agreement is qualified in its entirety by the copy of such Employment Agreement filed as Exhibit 10.1 hereto. Readers should review the Employment Agreement for a complete understanding of the terms and conditions contained therein.

There are no family relationships between Mr. Smith and any of our directors or other executive officers, nor are there any transactions to which we were or are a participant and in which Mr. Smith has a material interest subject to disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Smith and any other person pursuant to which she was selected as an officer of High Wire.

Retirement of Dan Sullivan as Chief Financial Officer

On May 31, 2023, Dan Sullivan retired as the Chief Financial Officer of High Wire. Mr. Sullivan will consult for High Wire on as as-needed basis going forward.

Mr. Sullivan’s decision to resign as Chief Financial Officer was not related to any disagreements with High Wire on any matter relating to its operations, policies or practices or any issues regarding financial disclosures, accounting or legal matters.

Item 7.01 Regulation FD Disclosure.

On May 31, 2023, High Wire issued a press release announcing the appointment of Mr. Smith as Chief Financial Officer and the retirement of Mr. Sullivan. A copy of the press release is attached as Exhibits 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information under this Item 7.01, including Exhibit 99.1, is deemed “furnished” and not “filed” under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Employment Agreement, dated as of June 29, 2023.
99.1	Press Release, dated May 31, 2023, issued by High Wire Networks, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2023

High Wire Networks, Inc.

By:	/s/ Mark W. Porter
Name:	Mark W. Porter
Title:	Chief Executive Officer

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